U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14(a)-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Paragraph 240.14a-11(c) or Paragraph
    240.14a-12

                           SCHOOLWEB SYSTEMS INC.
                  ______________________________________
               (Name of Small Business Issuer in its charter)

    Christopher D. Farber, Suite 2602 - 1111 Beach Ave Vancouver, BC V6E 1T9
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No Fee Required
   [ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

   1. Title of each class of securities to which transaction applies:

   ____________________________________________________________________________

   2. Aggregate number of securities to which transaction applies:

   ____________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   ____________________________________________________________________________

   4. Proposed aggregate offering price:

   ____________________________________________________________________________

   5. Total fee paid:

   ____________________________________________________________________________

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1. Amount previously paid:

   ____________________________________________________________________________

   2. Form, schedule, or registration statement number:

   ____________________________________________________________________________

   3. Filing party:

   ____________________________________________________________________________

   4. Date filed:

   ____________________________________________________________________________

Notes:

                             SCHOOLWEB SYSTEMS INC.
                         #280-815 West Hastings Street
                             Vancouver, BC V6C 1B4

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2002

   Notice is hereby given that the Annual General Meeting of shareholders of SchoolWeb Systems Inc., a Nevada corporation (the "Company") will be held on May 10, 2002, at the offices of the Company, Suite 280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4 at 2:00pm for the following purposes:

1. To elect the following six (6) nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Michael Dearden, Griffin Jones, Patrick Fitzsimmons, Brandon Douglas, Greg Protti and Karim Lakhani;

2. To approve the appointment of LaBonte & Company as the Company's independent auditors for the new fiscal year commencing on January 1, 2002; and

3. To consider any other matter that properly may come before the meeting or any adjournment thereof.

   Shareholders of record as the close of business on April 26, 2002 will be entitled to vote at the meeting or any postponement or adjournment thereof.

   Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company's Annual Report for its fiscal year ended December 31, 2001 is enclosed herewith.

By order of the Board of Directors
April 12, 2002

/s/ Michael Dearden
---------------------
Michael Dearden, President

                               PROXY STATEMENT

                            SCHOOLWEB SYSTEMS INC.
                        #280-815 West Hastings Street
                            Vancouver, BC V6C 1B4

   This Proxy Statement is furnished to shareholders at the discretion and on behalf of the Board of Directors of SchoolWeb Systems Inc., a Nevada corporation (the "Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4 on May 10, 2002 at 2:00pm. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favour of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

   Shareholder proposals must be submitted to the Company not later than March 1, 2003 in order to be included in those matters considered at the next Annual Meeting of this Company to be held in May 2003. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or before April 26, 2002.

                             VOTING SECURITIES

   The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on April 26, 2002. On such date, the Company had issued and outstanding 15,343,000 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter's or appraisal rights relating to the matters to be voted.

   All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favour of all proposals, it is anticipated that all proposals will pass.

                             STOCK OWNERSHIP

   The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of April 26, 2002 (15,343,000 issued and outstanding) by (i) all shareholder's known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock;
(ii) each director; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

--------------------------------------------------------------------------------
Title Of Class   Name And Address Of            Amount Of Beneficial  Percent Of
                 Beneficial Owner               Ownership(1)          Class
--------------------------------------------------------------------------------
Common Stock     Michael Dearden                 2,611,000             17%
                 #215-310 E. 2nd Street
                 North Vancouver, BC
--------------------------------------------------------------------------------
Common Stock     Griffin Jones                   2,550,000             17%
                 1243 W. 20th Street
                 North Vancouver, BC V7P 2B8
--------------------------------------------------------------------------------
Common Stock     Patrick Fitzsimmons             1,001,000              7%
                 #1406-151 E. Keith Road
                 North Vancouver, BC V7L 4M3
--------------------------------------------------------------------------------
Common Stock     Greg Protti                       501,000              3%
                 6405 Holly Park Drive
                 Ladner, BC V4K 4W6
--------------------------------------------------------------------------------
Common Stock     Advanced Interactive Inc.       1,500,000             10%
                 718 - 1350 East Flamingo Rd.
                 Las Vegas, Nevada 89119

                 Advanced Interactive (Canada)   1,500,000             10%
                 Inc.
                 2101 - 1177 West Hastings St.
                 Vancouver, BC V6E 2K3
--------------------------------------------------------------------------------
Common Stock     Brandon Douglas                   330,000              2%
                 8173 Southgate Boulevard
                 North Waterdale
                 Florida 33068-1023
--------------------------------------------------------------------------------
Common Stock     Karim Lakhani                   (2)                   (2)
                 c/o #2101 - 1177 W. Hastings
                 Vancouver, BC V6E 2K3
--------------------------------------------------------------------------------
Common Stock     Shares of all directors and     9,993,000             65%
                 Executive officers as a group
                 (7 people)
--------------------------------------------------------------------------------

(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. In the case of Michael Dearden, the shares attributed to him are in the registered ownership of Streamline Investment Inc. (a company of which he owns all of the issued and outstanding common shares). In the case of Griffin Jones, the shares attributed to him are in the registered ownership of Nahatlatch Capital Inc. (a company of which he owns all of the issued and outstanding common shares).
(2) Karim Lakhani is the President and Director of Advanced Interactive Inc. and Director of Advanced Interactive (Canada) Inc.


                                ELECTION OF DIRECTORS
                                  EXECUTIVE OFFICERS

   The Company's Board of Directors is currently composed of six members. The Company's Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a)   Officers and Directors.

Michael Dearden, President and Director

   Michael Dearden, age 47. Mr. Dearden has 25 years experience in sales and marketing, and for the past 15 years has focused specifically on corporate marketing and venture capital financing. Mr. Dearden was formerly a director of Americ Resources Corp., where he facilitated the company's merger with Rolland Virtual Business Systems ("RVBS") and a concurrent financing of $1,800,000. RVBS is a Montreal, Canada, based E-commerce software developer with approximately 30 employees.

Griffin Jones, Secretary, Treasurer and Director

   Griffin Jones, age 47. Mr. Jones has served as an Officer and Director with both private and public trading companies. Over the past 7 years he has assisted in securing financing of over $5,000,000 in industries such as high technology, industrial products and mining. Mr. Jones has worked in marketing management, finance and corporate relations.

Patrick Fitzsimmons, Director

   Pat Fitzsimmons, age 48. Mr. Fitzsimmons brings to the Company sales and management experience, gained from a 22-year career in the high-technology marketplace. Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, and Newbridge Networks, offering a wide range of technology solutions. His most recent position was Manager, Major Accounts, AT&T Canada, Vancouver B.C., Canada.

Greg Protti, Director

   Greg Protti, age 44. Mr. Protti has 17 years experience in the high technology sector. He has held sales and management positions in all segments of the high tech sector from SHL Systemhouse consultants to Regional Sales Manager for Merisel Canada, where he was responsible for running a $200 million in sales revenue territory in Western Canada. Mr. Protti was previously Regional Manager for Digidyne, Inc., in the VAR community, where he was responsible for hardware sales as well as managing a staff of contract personnel. He is currently the Vice President, Marketing for Sourcesmith Inc., a North Vancouver, B.C. software development company.

Karim Lakhani, Director

   Karim Lakhani, age 46. Mr. Lakhani is a co-founder of AII Multimedia Corp.
He holds a Bachelor of Applied Science in Electrical Engineering from The University of British Columbia. From 1993 to 1996, Mr. Lakhani was Vice President of Electronic Cottage International Inc. During this period he developed a News Archival and Retrieval system as well as the Internet-based U.S. Senate Proceedings Multimedia Archiving and Retrieval system. As President of Orion Technologies Inc. he directed the development of a secure network for electronic commerce and banking for 79 banks in 33 countries in Asia Pacific. In addition, Mr. Lakhani has marketed technologies to giants such as McDonnel Douglas, Groupe Videotron, Raytheon, and Samsung. Recognized within the industry as one of the foremost minds in the fields of interactivity and multimedia, Mr. Lakhani provides ingenuity and innovation in creating new Aii technologies.

Brandon Douglas, Director

   Brandon Douglas, age 48. Mr. Douglas is an attorney resident in the State of Florida. He has been, for over five years, associated with the firm of Vernis Bowling P.A. in Fort Lauderdale, Florida.

(b)   Certain Relationships and Related Transactions

   Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

(1)   OTHER BUSINESS ACTIVITIES

   Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

(c)   Compliance with Section 16(A) of the Exchange Act.

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% or more of the Company's common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.

(d)   Committees of the Board of Directors.

   The Company does not currently have standing audit, nominating, and compensation committees.

(e)   Meetings of the Board of Directors.

   During the last fiscal year (ended December 31, 2001), the total number of meetings of the Board of Directors which were held is none. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

                         EXECUTIVE COMPENSATION

   (a) None of the officers and directors compensation exceeded $100,000 for the last fiscal year (12 months ending December 31, 2001). All officers and directors will be reimbursed for expenses incurred on behalf of the Company including director expenses pertaining to attendance at meetings. It is anticipated that additional management will be hired as the Company develops and revenue is generated. The salaries paid to new employees will be consistent with the salaries of others in similar positions in the industry.

                         Summary Compensation Table


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Annual Compensation                    Long-term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Awards              Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Other       Restricted    Securities
                                                                annual         Stock       underlying      LTIP          All other
Name and principal               Salary          Bonus          compen-       Awards        options/      Payouts        compen-
     position        Year          ($)             ($)         sation($)        ($)         SARs(#)         ($)          sation($)
        (a)          (b)           (c)             (d)           (e)            (f)           (g)           (h)             (i)
-----------------------------------------------------------------------------------------------------------------------------------
Michael Dearden(1)   2000          -               -              -             -            -               -              -
President &          2001          -               -              -             -            -               -              -
Director
-----------------------------------------------------------------------------------------------------------------------------------
Griffin Jones(1)     2000          -               -              -             -            -               -              -
Secretary,           2001          -               -              -             -            -               -              -
Treasurer &
Director
-----------------------------------------------------------------------------------------------------------------------------------
Patrick              2000          -               -              -             -            -               -              -
Fitzsimmons(2)       2001        40,000            -              -             -            -               -              -
Director
-----------------------------------------------------------------------------------------------------------------------------------
Greg Protti(2)       2000          -               -              -             -            -               -              -
Director             2001          -               -              -             -            -               -              -
-----------------------------------------------------------------------------------------------------------------------------------
Karim Lakhani(2)     2000          -               -              -             -            -               -              -
Director             2001          -               -              -             -            -               -              -
-----------------------------------------------------------------------------------------------------------------------------------
Richard Silas(3)     2000          -               -              -             -            -               -              -
Director             2001          -               -              -             -            -               -              -
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Dearden and Mr. Jones were appointed as directors and officers of the Company effective September 10, 2001.
(2) Mr. Fitzsimmons, Mr. Protti and Mr. Lakhani were appointed directors of the Company effective September 10, 2001. As Mr. Fitzsimmons was not appointed until September 10, 2001, only a portion of the $40,000 annual salary he earns was paid to him in the four months of fiscal year 2001 that he was with the Company.
(3) Mr. Silas resigned as President, Secretary, Treasurer and Director of the Company effective September 10, 2001.

      (b) To date, no options have been granted.

      (c) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

      (d) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which is presently existing.

                         INDEPENDENT PUBLIC ACCOUNTANTS

(a)   Ratification of Accountants.

   LaBonte & Company of Vancouver, British Columbia issued the report for the Company's audited financial statements for the fiscal year ended December 31, 2000. The Board of Directors has approved by resolution a proposal to retain LaBonte & Company for the fiscal year that commenced on January 1, 2001. The Board of Directors of the Company recommends a vote FOR the retention of LaBonte & Company for the current fiscal year.

   Representatives of LaBonte & Company are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

                          CHANGE OF COMPANY NAME

   The Board of Directors feels that it is in the Company's best interest to change the Company's name. This change of name is required by the Company's recently executed consent to the agreement between Hewlett Packard (Canada) and Advanced Interactive Inc. (the "Solutions Partner Agreement") by which Hewlett Packard (Canada) was assigned the rights previously held by the Company to the SchoolWeb and OfficeServer software. Hewlett Packard also acquired the right to use the "SchoolWeb" name and the Company was left with no rights to use the "SchoolWeb" name (although the Company retains the trademark rights and trademarks in process in the US and Canada relating to that name). At the meeting, shareholders will be asked to consider a special resolution amending the Company's articles to change the name of the Company.

   The text of the proposed resolution is as follows:

   "RESOLVED that the name of the Company be changed to "ALTERNET SYSTEMS
INC." and that Article 1 of the Articles of Incorporation be amended to read as follows:

     The name of the corporation is "ALTERNET SYSTEMS INC."

   The Board of Directors of the Company recommends a vote FOR the change of the Company's name.

   Assuming this resolution is approved, it will be effective only upon acceptance for filing by the Nevada Secretary of State.


                               OTHER BUSINESS

   As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


By order of the Board of Directors
April 26, 2002

/s/ Michael Dearden
---------------------
Michael Dearden, President

                                   P R O X Y
                             SCHOOLWEB SYSTEMS INC.
                Annual Meeting of Shareholders To Be Held May 10, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Michael Dearden as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholder of SchoolWeb Systems Inc. (the "Company") to be held on May 10, 2002, as designated below, all of the common stock of the Company held of record by the undersigned on April 26, 2002 at Suite 210 - 815 West Hastings Street, Vancouver, BC, V6T 2B4, at 2:00pm for matters that properly may come before the meeting or any adjournment thereof.

1.   ELECTION OF DIRECTORS (circle one):

              FOR                                WITHHOLD AUTHORITY
     all nominees listed below        to vote for all nominees listed below

Michael Dearden
Griffin Jones
Pat Fitzsimmons
Greg Protti
Karim Lakhani
Brandon Douglas

2. TO APPROVE THE SELECTION OF LABONTE & COMPANY AS THE COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR (circle one).

              FOR                    AGAINST                  ABSTAIN

3. TO APPROVE THE COMPANY'S NAME CHANGE TO "ALTERNET SYSTEMS INC." (circle one).

              FOR                    AGAINST                  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of SchoolWeb Systems Inc. to be held on May 10, 2002 and the Proxy Statement of such meeting.

Dated: _________________, 2002     ____________________________________
                                   (Print Name of Shareholder)


                                   ____________________________________
                                   (Signature of Shareholder)

Note:   Please sign exactly as name appears on stock certificate (as indicated
on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.